Pacholder High Yield Fund, Inc.
Rule 10f-3 Transactions
For the period from July 1, 2010 to December 31, 2010

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund Pacholder High Yield Fund
Trade Date 7/8/10
Issuer Fidelity National Information Services, Inc. (FIS 7.625% July
15, 2017) 144A
Cusip 31620MAA
Bonds 60,000
Offering Price $100.00
Spread 1.75%
Cost $60,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 0.84%
Syndicate Members Bank of America Merrill Lynch, Goldman Sachs& Co,
JPMorgan, Wells Fargo, BNP Paribas, RBS Securities, SunTrust Robinson
Humphreys, UBS Securities, Credit Agricloe, ING Capital, Mitsubishi UFJ
Securities, Mizuho Securities, PNC Capital, Scotia Capital, TD Securities
Fund Pacholder High Yield Fund
Trade Date 7/8/10
Issuer Fidelity National Information Services, Inc. (FIS 7.875% July
15, 2020) 144A
Cusip 31620MAC
Bonds 50,000
Offering Price $100.00
Spread 1.75%
Cost $50,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 0.85%
Syndicate Members Bank of America Merrill Lynch, Goldman Sachs& Co,
JPMorgan, Wells Fargo, BNP Paribas, RBS Securities, SunTrust Robinson
Humphreys, UBS Securities, Credit Agricloe, ING Capital, Mitsubishi UFJ
Securities, Mizuho Securities, PNC Capital, Scotia Capital, TD Securities
Fund Pacholder High Yield Fund
Trade Date 7/9/10
Issuer Oxea Finance & Cy S.C.A. (OXEACY 9.50% July 15, 2017 144A)
Cusip 69138WAA
Bonds 100,000
Offering Price $100.00
Spread 1.75%
Cost $100,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.43%
Syndicate Members Deutsche Bank Securities, Morgan Stanley, JPMorgan
Fund Pacholder High Yield Fund
Trade Date 7/21/10
Issuer Wynn Las Vegas LLC (WYNN 7.75% August 15, 2020 144A)
Cusip 983130AQ
Bonds 375,000
Offering Price $100.00
Spread 1.50%
Cost $375,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.27%
Syndicate Members Bank of America Merrill Lynch, Deutsche Bank Securities,
JPMorgan, Morgan Stanley, RBS Securities, UBS Securities
Fund Pacholder High Yield Fund
Trade Date 7/29/10
Issuer Range Resources Corporation (RRC 6.75% August 1, 2020)
Cusip 75281AAL
Bonds 20,000
Offering Price $100.00
Spread 1.75%
Cost $20,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 0.39%
Syndicate Members Bank of America Merrill Lynch, JPMorgan, Wells Fargo,
Barclays Capital, BBVA Securities, BMO Capital Markets, Capital One Bank,
Citigroup Global Markets, Comerica Securities, Credit Suisse, Deutsche Bank
Securities, KeyBanc Capital Markets, Mitsubishi UFJ Securities, Natixis
Bleichroeder, RBC Capital Markets, Scotia Capital, Societe Generale
Securities, SunTrust Robinson Humphrey, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 8/2/10
Issuer Arch Coal, Inc. (ACI 7.25% October 1, 2020)
Cusip 039380AC
Bonds 80,000
Offering Price $100.00
Spread 2.00%
Cost $80,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 2.24%
Syndicate Members PNC Capital Markets, Bank of America Merrill Lynch,
Citigroup Global Markets, JPMorgan, Morgan Stanley & Co, BMO Capital
Markets, Credit Agricole, RBS Securities, US Bancorp, Barclays Capital, FBR
Capital Markets, Mitsubishi UFJ Securities, Morgan Keegan, Natixis
Bleichroeder, Raymond James, Santander Investments, Simmons & Co, Stifel
Nicolaus & Co, UBS Investment Bank
Fund Pacholder High Yield Fund
Trade Date 08/03/10
Issuer Pride International Inc. (PDE 6.875% August 15, 2020)
Cusip 74153QAH
Bonds 65,000
Offering Price $100.00
Spread .74%
Cost $65,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.04%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets,
Goldman Sachs & Co, Natixis New York, Wells Fargo, BBVA Compass, HSBC
Securities, ING Bank, JPMorgan, Scotia Capital, Standard Chartered Bank,
UBS Securities
Fund Pacholder High Yield Fund
Trade Date 08/04/10
Issuer Marina District Finance (BORGAT 9.50% October 15, 2015 144A)
Cusip 56808RAA
Bonds 100,000
Offering Price $98.94
Spread 2.48%
Cost $98,943
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 2.02%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital,
JPMorgan, RBS Securities, UBS Securities, Wells Fargo, Capital One
Southcoast, Daiwa Capital Markets
Fund Pacholder High Yield Fund
Trade Date 08/04/10
Issuer Marina District Finance (BORGAT 9.875% August 15, 2018 144A)
Cusip 56808RAC
Bonds 100,000
Offering Price $99.32
Spread 2.48%
Cost $99,315
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 2.05%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital,
JPMorgan, RBS Securities, UBS Securities, Wells Fargo, Capital One
Southcoast, Daiwa Capital Markets
Fund Pacholder High Yield Fund
Trade Date 08/06/10
Issuer PHH Corporation (PHH 9.25% March 1,2016 144A)
Cusip 693320AK
Bonds 120,000
Offering Price $100.00
Spread 2.00%
Cost $120,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 2.82%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital,
Citigroup Global Markets, Deutsche Bank Securities, JPMorgan, RBS
Securities, Wells Fargo, Bank of New York Mellon, Scotia Capital
Fund Pacholder High Yield Fund
Trade Date 08/10/10
Issuer International Lease Finance Corporation (AIG 8.875% September
1, 2017 144A)
Cusip 459745GE
Bonds 300,000
Offering Price $99.35
Spread 1.50%
Cost $298,059
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 2.70%
Syndicate Members Bank of America Merrill Lynch, BNP Paribas, Citigroup
Global Markets, Credit Suisse, Goldman Sachs & Co, JPMorgan, UBS
Securities, Barclays Capital, Deutsche Bank Securities, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 08/10/10
Issuer Targa Resources Partners (NGLS 7.875% October 15, 2018 144A)
Cusip 87612BAE
Bonds 130,000
Offering Price $100.00
Spread 2.00%
Cost $130,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 3.91%
Syndicate Members Bank of America Merrill Lynch, Deutsche Bank Securities,
JPMorgan, RBS Securities, Wells Fargo, Barclays Capital, RBC Capital
Markets, UBS Securities, BBVA Compass, BNP Paribas, Comerica Bank, Daiwa
Capital Markets, ING Financial Markets, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 08/11/10
Issuer QEP Resources, Inc. (QEP 6.875% March 1, 2021)
Cusip 74733VAA
Bonds 140,000
Offering Price $99.07
Spread 1.25%
Cost $138,704
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.29%
Syndicate Members Bank of America Merrill Lynch, BMO Capital Markets,
Deutsche Bank Securities, JPMorgan, Wells Fargo, BBVA Securities, Goldman
Sachs & Co, Mitsubishi UFJ Securities, RBS Securities, SG Americas
Securities, SunTrust Robinson Humphrey, TD Securities, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 08/12/10
Issuer Cott Beverages USA Inc. (BCB 8.125% September 1, 2018 144A)
Cusip 221643AE
Bonds 235,000
Offering Price $100.00
Spread 2.00%
Cost $235,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.61%
Syndicate Members Deutsche Bank Securities, JPMorgan, Morgan Stanley, Banc
of America Securities, Barclays Capital
Fund Pacholder High Yield Fund
Trade Date 09/07/10
Issuer MetroPCS Wireless Inc. (PCS 7.875% September 1, 2018)
Cusip 591709AK
Bonds 145,000
Offering Price $99.28
Spread 1.63%
Cost $143,952
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.41%
Syndicate Members Barclays Capital, Deutsche Bank Securities, JPMorgan,
Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 09/13/10
Issuer Continental Resources (CLR 7.125% April 1, 2021 144A)
Cusip 212015AE
Bonds 75,000
Offering Price $100.00
Spread 2.00%
Cost $75,000
Dealer Executing Trade Banc of America Securities
% of Offering  purchased by firm 1.75%
Syndicate Members Bank of America Merrill Lynch, JPMorgan, RBS Securities,
BBVA Securities, BNP Paribas, Mitsubishi UFJ Securities, Capital One
Southcoast, Llloyds TSB, TD Securities, UBS Securities, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 09/13/10
Issuer Inergy LP/Inergy Finance (NRGY 7.00% October 1, 2018 144A)
Cusip 45661TAJ
Bonds 250,000
Offering Price $100.00
Spread 2.00%
Cost $250,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 3.97%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Credit
Suisse, JPMorgan, Wells Fargo, Citigroup Global Markets, Morgan Stanley,
SunTrust Robinson Humphrey
Fund Pacholder High Yield Fund
Trade Date 09/14/10
Issuer Huntsman International LLC (HUN 8.625% March 15, 2021 144A)
Cusip 44701QAW
Bonds 160,000
Offering Price $100.00
Spread 2.00%
Cost $160,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.35%
Syndicate Members Goldman Sachs, Bank of America Merrill Lynch, Barclays
Capital, Citigroup Global Markets, Credit Suisse, HSBC Securities, JPMorgan
Fund Pacholder High Yield Fund
Trade Date 09/16/10
Issuer Intelsat Jackson Holdings S.A. (INTEL 7.25% October 15, 2020
144A)
Cusip 45824TAA
Bonds 150,000
Offering Price $100.00
Spread 1.38%
Cost $150,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.61%
Syndicate Members Barclays Capital, Credit Suisse, Deutsche Bank
Securities, Morgan Stanley, Bank of Americal Merrill Lynch, JPMorgan
Fund Pacholder High Yield Fund
Trade Date 09/20/10
Issuer ABI Escrow Corporation (ABH 10.25% October 15, 2018 144A)
Cusip 00339KAA
Bonds 480,000
Offering Price $100.00
Spread 2.25%
Cost $480,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 6.49%
Syndicate Members Barclays Capital, Citigroup Global Markets, JPMorgan, BMO
Capital Markets, CIBC World Markets, Scotia Capital
Fund Pacholder High Yield Fund
Trade Date 09/20/10
Issuer CCO Holdings LLC/Capital Corporation (CHTR 7.25% October 30,
2017 144A)
Cusip 1248EPAR
Bonds 240,000
Offering Price $100.00
Spread 1.64%
Cost $240,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.72%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets,
Credit Suisse, Deutsche Bank, UBS Securities, Credit Agricole, Goldman
Sachs, JPMorgan, Maorgan Stanley, RBC Capital, USB Capital
Fund Pacholder High Yield Fund
Trade Date 09/20/10
Issuer Genon Escrow Corporation (GENENE 9.875% October 15, 2020 144A)
Cusip 37244DAD
Bonds 290,000
Offering Price $97.68
Spread 1.75%
Cost $283,260
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.57%
Syndicate Members Credit Suisse, Deutsche Bank Securities, Goldman Sachs,
JPMorgan, Morgan Stanley, RBC Capital, RBS Capital
Fund Pacholder High Yield Fund
Trade Date 09/21/10
Issuer Sinclair Television Group, Inc. (SBGI 8.375% October 15, 2018
144A)
Cusip 829259AD
Bonds 100,000
Offering Price $98.57
Spread 1.75%
Cost $98,567
Dealer Executing Trade Citadel Securities
% of Offering  purchased by firm 1.60%
Syndicate Members Citadel Investments, JPMorgan, Wells Fargo, BNP Paribas,
UBS Investment Bank
Fund Pacholder High Yield Fund
Trade Date 09/22/10
Issuer Gannett Co., Inc. (GCI 6.375% September 1, 2015 144A)
Cusip 364725AR
Bonds 50,000
Offering Price $98.97
Spread 1.95%
Cost $49,485
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.36%
Syndicate Members Barclays Capital, Citigroup Global Markets, JPMorgan,
Mitsubishi UFJ Securities, Mizuho Securities, SunTrust Robinson Humphrey,
US Bancorp, Comerica Securities, Fifth Third Bank, PNC Securities
Fund Pacholder High Yield Fund
Trade Date 09/22/10
Issuer Gannett Co., Inc. (GCI 7.125% September 1, 2018 144A)
Cusip 364725AU
Bonds 75,000
Offering Price $98.53
Spread 1.95%
Cost $73,895
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.08%
Syndicate Members Barclays Capital, Citigroup Global Markets, JPMorgan,
Mitsubishi UFJ Securities, Mizuho Securities, SunTrust Robinson Humphrey,
US Bancorp, Comerica Securities, Fifth Third Bank, PNC Securities
Fund Pacholder High Yield Fund
Trade Date 09/29/10
Issuer TPC Group LLC (TPCG 8.25% October 1, 2017 144A)
Cusip 87263GAA
Bonds 75,000
Offering Price $99.35
Spread 2.00%
Cost $74,513
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.55%
Syndicate Members Deutsche Bank Securities, JPMorgan, Macquarie Bank,
Oppenheimer & Co
Fund Pacholder High Yield Fund
Trade Date 09/30/10
Issuer Citigroup Capital XIII (C 7.875% October 30, 2040)
Cusip 17308020
Bonds 1,200
Offering Price $25.00
Spread .79%
Cost $30,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.08%
Syndicate Members Bank of America merrill Lynch, JPMorgan, Morgan Stanley,
UBS Securities, Wells Fargo, Barclays Capital, Commerz Financial Products,
Credit Suisse, Deutsche Bank, Goldman Sachs, HSBC Securities, KKR Capital
Markets, Lloyds TSB Bank, SunTrust Robinson Humphrey
Fund Pacholder High Yield Fund
Trade Date 09/30/10
Issuer Ardagh Packaging Finance (ARGID 9.125% October 15, 2020 144A)
Cusip 039686AB
Bonds 200,000
Offering Price $100.00
Spread 2.25%
Cost $200,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 4.38%
Syndicate Members Citigroup Global Markets, Credit Suisse, JPMorgan
Fund Pacholder High Yield Fund
Trade Date 09/30/10
Issuer Nielsen Finance LLC/Co (VNU 7.75% October 15, 2018 144A)
Cusip 65409QAX
Bonds 225,000
Offering Price $99.27
Spread 1.75%
Cost $223,351
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.85%
Syndicate Members Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan,
Morgan Stanley
Fund Pacholder High Yield Fund
Trade Date 10/1/10
Issuer GeoEye Inc (GEOY 8.625% October 1, 2016)
Cusip 37250WAD
Bonds 30,000
Offering Price $100.00
Spread 2.25%
Cost $30,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.52%
Syndicate Members Bank of America Merrill Lynch, Deutsche bank, JPMorgan,
Canaccord Genuity Corp, Dougherty & Co, Merriman Curhan Ford & Co, Raymond
James & Assoc.
Fund Pacholder High Yield Fund
Trade Date 10/6/10
Issuer Navios Maritime Acquisition Corporation (NNA 8.625% November 1,
2017 144A)
Cusip 63938MAA
Bonds 225,000
Offering Price $100.00
Spread 2.00%
Cost $225,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.41%
Syndicate Members Bank of America Merrill Lynch, JPMorgan, Citigroup Global
Markets, Commerzbank Securities, DNB Nor Markets, DVB Capital Markets, S
Goldman Capital
Fund Pacholder High Yield Fund
Trade Date 10/7/10
Issuer Hilcorp Energy Company (HILCRP 7.625% April 15,2021 144A)
Cusip 431318AL
Bonds 75,000
Offering Price $100.00
Spread 1.75%
Cost $75,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.95%
Syndicate Members Barclays Capital, BMO Capital Markets, Deutsche Bank,
JPMorgan, Wells Fargo, Capital One Southcoast, Mitsubishi UFJ Securities,
Suntrust Robinson Humphrey, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 10/7/10
Issuer Michaels Stores Inc. (MIK 7.75% November 1, 2018 144A)
Cusip 594087AQ
Bonds 150,000
Offering Price $99.26
Spread 1.75%
Cost $148,893
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 2.31%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Credit
Suisse, Deutsche Bank, JPMorgan, Wells fargo
Fund Pacholder High Yield Fund
Trade Date 10/13/10
Issuer XM Satellite Radio Inc. (SIRI 7.625% November 1, 2018 144A)
Cusip 98375YAZ
Bonds 65,000
Offering Price $100.00
Spread 1.75%
Cost $65,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.68%
Syndicate Members JPMorgan, Bank of America Merrill Lynch, Morgan Stanley,
UBS Securities
Fund Pacholder High Yield Fund
Trade Date 10/19/10
Issuer MarkWest Energy Partners, L.P. and MarkWest Energy Finance
Corporation (MWE 6.75% November 1, 2020)
Cusip 570506AM
Bonds 150,000
Offering Price $100.00
Spread 1.75%
Cost $150,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 3.75%
Syndicate Members Banc of America Securities, Barclays Capital, Morgan
Stanley, RBC Capital Markets, Wells Fargo, BBVA Securities, BNP Paribas,
JPMorgan, SunTrust Robinson Humphrey, US Bancorp, Capital One Southcoast,
Comerica Securities, Daiwa Capital markets, Natixis Bleichroeder
Fund Pacholder High Yield Fund
Trade Date 10/25/10
Issuer MGM Resorts International (MGM 10.00% November 1, 2016 144A)
Cusip 55303QAB
Bonds 450,000
Offering Price $98.90
Spread 1.50%
Cost $445,037
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.00%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, BNP
Paribas, RBS Securities, Citigroup Global Markets, Commerzbank, Daiwa
Capital Markets, Deutsche Bank, JPMorgan, Morgan Stanley, Scotia Capital,
UBS Securities, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 10/27/10
Issuer Hexion US Finance Corp. and Hexion Nova Scotia Finance, ULC
("Momentive") (HXN 9.00% November 15, 2020 14A)
Cusip 428303AK
Bonds 40,000
Offering Price $100.00
Spread 1.94%
Cost $40,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.99%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets,
Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, Morgan Stanley, UBS
Securities, BMO Capital
Fund Pacholder High Yield Fund
Trade Date 10/27/10
Issuer Momentive Performance Materials Inc. (MOMENT 9.00% January 15,
2021 144A)
Cusip 60877UAU
Bonds 80,000
Offering Price $100.00
Spread 1.94%
Cost $80,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.16%
Syndicate Members Bank of America Merrill Lynch, Citigroup Global Markets,
Credit Suisee, Deutsche Bank, Goldman Sachs, JPMorgan, Morgan Stanley, UBS
Investmet Bank, BMO Capital Markets
Fund Pacholder High Yield Fund
Trade Date 10/28/10
Issuer M/I Homes Inc (MHO 8.625 % November 15, 2018 144A)
Cusip 55305BAD
Bonds 125,000
Offering Price $98.59
Spread 1.50%
Cost $123,234
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 4.80%
Syndicate Members Citigroup Global Markets, JPMorgan, Comerica Scurities,
Huntington Capital, PNC Capital, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 11/1/10
Issuer SunGard Data Systems Inc. (SDSINC 7.375% November 15, 2018
144A)
Cusip 867363AP
Bonds 200,000
Offering Price $100.00
Spread 1.88%
Cost $200,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.24%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Citigroup
Global Markets, Credit Suisse Securities, Deutsche Bank Securities, Goldman
Sachs & Co, JPMorgan, Morgan Stanley
Fund Pacholder High Yield Fund
Trade Date 11/4/10
Issuer USG Corporation (USG 8.375% October 15, 2018 144A)
Cusip 903293AY
Bonds 30,000
Offering Price $100.00
Spread 2.00%
Cost $30,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.83%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Wells Fargo
Securities, Citigroup Global Markets, Fifth Third Bank, Goldman Sachs, US
Bancorp
Fund Pacholder High Yield Fund
Trade Date 11/10/10
Issuer Berry Plastics Corporation (BERRY 9.75% January 15, 2021 144A)
Cusip 085790AV
Bonds 300,000
Offering Price $100.00
Spread 1.75%
Cost $300,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 4.41%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Credit
Suisse Securities, Goldman Sachs, Citigroup Global Markets, Deutsche bank
Securities, JPMorgan, UBS Securities
Fund Pacholder High Yield Fund
Trade Date 11/10/10
Issuer Mobile Mini, Inc. (MINI 7.875% December 1, 2020 144A)
Cusip 60740FAJ
Bonds 200,000
Offering Price $100.00
Spread 2.00%
Cost $200,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 4.39%
Syndicate Members Deutsche Bank Securities, Bank America Merrill Lynch,
JPMorgan, Wells Fargo, Oppenheimer & Co.
Fund Pacholder High Yield Fund
Trade Date 11/15/10
Issuer Dunkin Finance Corp (DUNKIN 9.625% December 1, 2018 144A)
Cusip 265516AA
Bonds 250,000
Offering Price $98.50
Spread 2.00%
Cost $246,250
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.71%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, Goldman
Sachs, JPMorgan, Citigroup Global Markets, Credit Suisse Securities,
Deutsche Bank Securities, Morgan Stanley
Fund Pacholder High Yield Fund
Trade Date 11/18/10
Issuer Exterran Holdings Inc. (EXH 7.25% December 1, 2018 144A)
Cusip 30225XAB
Bonds 230,000
Offering Price $100.00
Spread 2.00%
Cost $230,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.91%
Syndicate Members Bank America Merrill Lynch, BNP Paribas, Credit Suisse,
JPMorgan, Wells Fargo, Barclays Capital, BBVA Securities, Credit Agricole
Securities, Mitsubishi UFJ Securities, Morgan Keegan, Raymond James &
Assoc, RBS Securities, Scotia Capital, SMBC Capital, SunTrust Robinson
Humphreys
Fund Pacholder High Yield Fund
Trade Date 11/18/10
Issuer General Motors Company (GM) 4.75% Series B Mandatory
Convertible Junior Preferred Stock
Cusip 37045V20
Bonds 5,000
Offering Price $50.00
Spread $1.38
Cost $250,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.14%
Syndicate Members JPMorgan, Morgan Stanley, Bank America Merrill Lynch,
Barclays Capital, Citigroup Global Markets, Credit Suisse, Deutsche Bank
Securities, Goldman Sachs, RBC Capital Markets, Bradesco BBI, CIBC World
Markets, Commerzbank Capital Markets, Banco Bradesco, BNY Capital markets,
China International Capital, ICBC INternational Securities, Itau Bank,
Lloyds TSB Bank, Loop Capital, Soleil Securities, Williams Capital Group
Fund Pacholder High Yield Fund
Trade Date 11/18/10
Issuer Wind Acquisition Finance S.A. (WINDIM 7.25% February 15, 2018
144A)
Cusip 97314XAF
Bonds 200,000
Offering Price $99.32
Spread 1.25%
Cost $198,646
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 2.96%
Syndicate Members Banca IMI, Bank America Merrill Lynch, Barclays Capital,
BNP Paribas, Citigroup Global Markets, Credit Suisse Securities, Credit
Agricole CIB, Deutsche Bank Securities, Goldman Sachs, JPMorgan, Morgan
Stanley, Natixis, RBS Securities, UBS Securities, UniCredit Capital Markets
Fund Pacholder High Yield Fund
Trade Date 11/19/10
Issuer PETCO Animal Supplies, Inc. (PETC 9.25% December 1, 2018 144A)
Cusip 716016AC
Bonds 240,000
Offering Price $100.00
Spread 2.00%
Cost $240,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.63%
Syndicate Members Bank America Merrill Lynch, Credit Suisse, Goldman Sachs,
JPMorgan, Morgan Stanley, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 11/23/10
Issuer Brightstar Corporation (BSTA 9.50% December 1, 2016 144A)
Cusip 109478AA
Bonds 260,000
Offering Price $100.00
Spread 2.25%
Cost $260,000
Dealer Executing Trade Jefferies and Company
% of Offering  purchased by firm 9.33%
Syndicate Members Barclays Capital, Credit Suisse, Goldman Sachs, Jefferies
& Co, JPMorgan, ANZ Securities, BB&T Corp, Fifth Third Bank, HSBC
Securities, PNC Bank, Standard Bank, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 12/2/10
Issuer Clearwire Communications LLC and Clearwire Finance, Inc. (CLWR
12.00% December 1, 2017 144A)
Cusip 18538TAD
Bonds 65,000
Offering Price $100.00
Spread 2.00%
Cost $65,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.19%
Syndicate Members Deutsche Bank Securities, JPMorgan, Bank America Merrill
Lynch
Fund Pacholder High Yield Fund
Trade Date 12/6/10
Issuer Citadel Broadcasting Corporation (CDELB 7.75% December 15, 2018
144A)
Cusip 17285TAD
Bonds 50,000
Offering Price $100.00
Spread 2.00%
Cost $50,000
Dealer Executing Trade Credit Suisse Securiites
% of Offering  purchased by firm 0.68%
Syndicate Members Credit Suisse Securities, JPMorgan, Deutsche Bank
Securities, Bank America Merrill Lynch, RBS Securities
Fund Pacholder High Yield Fund
Trade Date 12/7/10
Issuer Standard Pacific Corp. (SPF 8.375% May 15, 2018 144A)
Cusip 85375CAY
Bonds 165,000
Offering Price $102.25
Spread 1.63%
Cost $168,713
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 4.84%
Syndicate Members Bank America Merrill Lynch, Citigroup Global Markets,
Credit Suisse Securities, Deutsche Bank Securities, JPMorgan
Fund Pacholder High Yield Fund
Trade Date 12/10/10
Issuer Novelis Inc. (HNDLIN 8.375% December 15, 2017 144A)
Cusip 67000XAG
Bonds 300,000
Offering Price $100.00
Spread 1.75%
Cost $300,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.57%
Syndicate Members Bank America Merrill Lynch, Citigroup Global Markets,
JPMorgan, RBS Securities, UBS Securities
Fund Pacholder High Yield Fund
Trade Date 12/10/10
Issuer Novelis Inc. (HNDLIN 8.75% December 15, 2020 144A)
Cusip 67000XAH
Bonds 225,000
Offering Price $100.00
Spread 1.75%
Cost $225,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.45%
Syndicate Members Bank America Merrill Lynch, Citigroup Global Markets,
JPMorgan, RBS Securities, UBS Securities
Fund Pacholder High Yield Fund
Trade Date 12/14/10
Issuer Kansas City Southern de Mexico (KSU 6.625% December 15, 2020
144A)
Cusip 485161AJ
Bonds 113,000
Offering Price $100.00
Spread 2.00%
Cost $113,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.85%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Scotia Capital,
BBVA Securities, Citigroup Global Markets, UBS Securities